SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                                       CW

                                  (Depositor)

    (Issuer in respect of Resecuritization Mortgage Trust, Series 2001-33R)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



155 N. Lake Avenue, Pasadena, CA                            91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818) 304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        Resecuritization Mortgage Trust
                                Series 2001-33R

On March 28, 2002, The Bank of New York, as Trustee for CW, Resecuritization Mortgage Trust Series 2001-33R, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of December 1, 2001, among CW as Depositor, CWMBS, Inc., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Resecuritization Mortgage Trust Series 2001-33R relating to the distribution date of March 28, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2002


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 28, 2002



                             Payment Date: 03/28/02


          ------------------------------------------------------------
                                  CWMBS, Inc.
                Resecuritization Mortgage Trust, Series 2001-33R
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         44,040,000.00    6.750000%             0.00    247,724.44      247,724.44       0.00       0.00
                        A2          8,665,268.00    6.500000%             0.00     45,879.51       45,879.51       0.00       0.00
                        A3         51,621,416.00    6.500000%             0.00    279,616.00      279,616.00       0.00       0.00
                        A4         14,403,504.00    6.500000%             0.00     76,452.70       76,452.70       0.00       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        118,730,188.00     -                    0.00    649,672.65      649,672.65     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         44,040,000.00              0.56
                                A2          8,665,268.00          1,057.35
                                A3         51,621,416.00              0.00
                                A4         14,403,504.00          1,566.28
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        118,730,188.00          2,624.20
--------------------------------------------------------------------------------

                             Payment Date: 03/28/02


          ------------------------------------------------------------
                                  CWMBS, Inc.
                Resecuritization Mortgage Trust, Series 2001-33R
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     44,040,000.00     6.750000% 12669CNY2     0.000000      5.624987  1,000.000000
                           A2      8,665,268.00     6.500000% 12669CNZ9     0.000000      5.294645  1,000.000000
                           A3     51,621,416.00     6.500000% 12669CPA2     0.000000      5.416667  1,000.000000
                           A4     14,403,504.00     6.500000% 12669CPB0     0.000000      5.307924  1,000.000000
Residual                   AR              0.00     0.000000% 12669CPC8     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     118,730,188.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                                  CWMBS, Inc.
                Resecuritization Mortgage Trust, Series 2001-33R
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                                                          Total
                                                                          -----
PrinBal 44,040,000   8,665,268.16  51,621,416.13  14,403,504.84  118,730,189.13
LnCt           499            432            908            364            2203
AvgLnRate 0.00000%      0.000000%      0.000000%      0.000000%            0.00
PpyAmt        0.00           0.00           0.00           0.00            0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                                                          Total
                                                                          -----
MSF           0.00           0.00           0.00           0.00            0.00
SSF           0.00           0.00           0.00           0.00            0.00
TF            0.00           0.00           0.00           0.00            0.00


AggAdv         N/A            N/A            N/A            N/A             N/A
AdvPd         0.00           0.00           0.00           0.00            0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                                          Total
                                                                          -----
RealLoss      0.00           0.00           0.00           0.00            0.00
CumLoss       0.00           0.00           0.00           0.00            0.00

Coverage Amounts                                                          Total
----------------                                                          -----
Bank          0.00           0.00           0.00           0.00            0.00
Fraud         0.00           0.00           0.00           0.00            0.00
SpecHaz       0.00           0.00           0.00           0.00            0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            118,730,188.00
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          13                 2,829,458.05
60 to 89 days                           4                   805,659.80
90 or more                              2                   452,429.20
Foreclosure                             5                 1,204,307.46

Totals:                                24                 5,291,854.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                 46,777.79
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount              649,672.65            649,672.65
Principal remittance amount                    0.00                  0.00
Interest remittance amount               649,672.65            649,672.65